SoFi’s Acquisition of Technisys February 22, 2022

2© 2022 Social Finance, Inc. Advisory services offered through SoFi Wealth LLC. SoFi Money® is offered through SoFi Securities LLC. SoFi Lending Corp., CFL #6054612. NMLS #1121636. Forward Looking Statements Cautionary Statement Regarding Forward-Looking Statements This communication contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of SoFi and Technisys, the expected timing of completion of the transaction and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks and uncertainties. These forward-looking statements are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “opportunity”, “future”, “strategy”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “strive”, “would”, “will”, “will be”, “will continue”, “will likely result” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Factors that could cause actual results to differ materially from those contemplated by these forward-looking statements include: the effect and uncertainties related to the COVID-19 pandemic (including any government responses thereto); SoFi’s ability to achieve and maintain profitability in the future; the impact on SoFi’s business of the regulatory environment and complexities with compliance related to such environment; SoFi’s ability to respond to general economic conditions; SoFi’s ability to manage its growth effectively and its expectations regarding the development and expansion of its business; SoFi’s ability to access sources of capital, including debt financing and other sources of capital to finance operations and growth; the success of SoFi’s continued investments in its Financial Services segment and in its business generally; the success of SoFi’s marketing efforts and its ability to expand its member base; SoFi’s ability to maintain its leadership position in certain categories of its business and to grow market share in existing markets or any new markets it may enter; SoFi’s ability to develop new products, features and functionality that are competitive and meet market needs; SoFi’s ability to realize the benefits of its strategy, including what SoFi refers to as its financial services productivity loop; SoFi’s ability to make accurate credit and pricing decisions or effectively forecast its loss rates; SoFi’s ability to establish and maintain an effective system of internal controls over financial reporting; SoFi’s ability to realize the anticipated benefits of its acquisition of Golden Pacific Bank; the impact of additional regulation as a result of SoFi’s becoming a bank holding company; SoFi’s ability to operate SoFi Bank pursuant to its operating agreement with the Office of the Comptroller of the Currency; the outcome of any legal or governmental proceedings that may be instituted against SoFi; the occurrence of any event, change or other circumstances that could give rise to the right of SoFi or Technisys to terminate the Merger Agreement; the outcome of any legal proceedings that may be instituted against SoFi or Technisys; delays in completing the transaction; the failure to satisfy any of the conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, integration or as a result of changes in economic or market environments and competitive factors; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the dilution caused by SoFi’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of SoFi and Technisys. Additional factors that could cause results to differ materially from those described above can be found in SoFi’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, which is on file with the SEC and available on SoFi’s investor relations website, https://investors.sofi.com, under the heading “Financials,” and in other documents SoFi files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither SoFi nor Technisys assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

©2022 Social Finance Inc. SoFi’s Mission To help our members achieve financial independence to realize their ambitions

4© 2022 Social Finance, Inc. Advisory services offered through SoFi Wealth LLC. SoFi Money® is offered through SoFi Securities LLC. SoFi Lending Corp., CFL #6054612. NMLS #1121636. OUR JOB TO BE DONE : Get Your Money Right SoFi provides comprehensive solutions tailored to each member’s unique needs to Borrow, Save, Spend, Invest, and Protect, and in turn helps the member “Get Your Money Right.” If SoFi can help you Get Your Money Right, then SoFi can help you achieve financial independence to  realize your ambitions!!

5© 2022 Social Finance, Inc. Advisory services offered through SoFi Wealth LLC. SoFi Money® is offered through SoFi Securities LLC. SoFi Lending Corp., CFL #6054612. NMLS #1121636. ● Build a one-stop-shop for financial services with best-of-breed products ○ Each product differentiates on Fast, Selection, Content, and Convenience ○ Build a relationship of trust and reliability with Members on their first product so they choose SoFi on their 2nd, 3rd, 4th, etc. ○ Drives high lifetime value per Member ● Drive superior unit economics in each of our products ○ Reinforces ability to drive even more valuable products ● Leverage the technology infrastructure built via Galileo, our financial services technology platform, with attractive returns on path to create the “AWS of Fintech” ○ Reinvest those returns in business to deliver more innovation and more valuable products & services   Personal Loans Invest Credit Cards Money Home Loans Student Loans 1 2 3 The SoFi Strategy: Financial Services Productivity Loop

Strategic Rationale

Proposed Transaction Strengthens SoFi's Ability to Execute FSPL Strategy, While Building a Robust Technology Platform on a Path to Create the "AWS of Fintech"

SoFi + GALILEO + technisys

1. *Technisys' Cyberbank Platform* is **Strategically Critical** as **a Cloud-Native, Multi-Product, Extensible Modern Digital Banking Core for SoFi Banking, Credit Card, and other new products**

2. Opportunity to Offer **New Products and Services** to **Galileo's existing 100+ partners and 89 million enabled accounts** generating *favorable revenue synergies*

3. **Opportunity to Diversify Galileo Customer Base** by a) selling into Technisys' existing customer base in 11 new geographies and b) selling into a broader array of new customers

4. **Joint Go-To-Market Opportunity for Galileo + Technisys** drives new partners for each, while leveraging each other's strengths in complementary geographies

© 2022 Social Finance, Inc. Advisory services offered through SoFi Wealth LLC. SoFi Money® is offered through SoFi Securities LLC. SoFi Lending Corp., CFL #6054612. NMLS #1121636.
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① Technisys Cyberbank Platform's Strategic Benefit to SoFi Products

SoFi

Core banking systems process daily banking transactions, including deposits, loans and credit processing

Many banks and fintechs **utilize Gen 1 and Gen 2 technologies to support products on separate cores**

Generation 1	Generation 2	Generation 3
1970s – 1990 *Traditional mainframe and on-premise installation*	**Late 1990s** *Hosted with many vendors to provide SaaS*	**2010 – Present** *Natively developed to run in private or public clouds*
• **Product Centric.** Batch processing, no real time data	• **Product Centric.** Batch / services based	✔ **Customer Centric.** Real-time data processing and analytics
• **Monolithic.** Rigid, product-centric siloes	• **Modular.** More open, flexible and first adoption of services-oriented architecture	✔ **Composable.** Designed to build "best-of-breed" technology stack with limited vendor lock-in

SoFi Approach

Transition **SoFi Checking and Savings + SoFi Credit Card** to **Technisys Cyberbank Core + Galileo** in the next 2-4 years

Benefits Include:

- ✓ Single Core that supports Multiple Financial Products → Enabling faster product creation
- ✓ Cloud-Native Architecture
- ✓ Customer Centric
- ✓ Composable product configuration

Transition is expected to advance SoFi's **BETTER TOGETHER** strategy and introduce significant cost savings

© 2022 Social Finance, Inc. Advisory services offered through SoFi Wealth LLC. SoFi Money® is offered through SoFi Securities LLC. SoFi Lending Corp., CFL #6054612. NMLS #1121636.
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② New Product & Service Offerings to Galileo's 100+ Partners & 89M Enabled Accounts

SoFi

Technisys Cyberbank Technology Stack

User Interface

Interface as a Service

Digital Foundation Layer
- *Orchestration Layer*
- *Configuration Layer*

Cloud Native Banking Core
- *Payment Gateway*
- *Product Factory*
- *Business Rules, Definition & Ledger*
- *Accounting Engine*

Future Technology Stack for Galileo + Technisys

89M Enabled Accounts

Interface as a Service. Allows for customization of the User Interface & User Experience

Digital Foundation Layer
Enables dynamic composition of financial products via API integrations and inputs such as:

PLAID · okta · MX · Trulioo

Cloud Native Banking Core

Payment Gateway. Money Movement (Master, Event, Authorization) via **Galileo Financial Technologies**

Product Factory. Deposit, Credit & Lending primitives used to build out-of-the-box products such as:

Deposit / Debit	Secured Card	Credit Card
Personal Loans	BNPL	Rewards

© 2022 Social Finance, Inc. Advisory services offered through SoFi Wealth LLC. SoFi Money® is offered through SoFi Securities LLC. SoFi Lending Corp., CFL #6054612. NMLS #1121636.

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9© 2022 Social Finance, Inc. Advisory services offered through SoFi Wealth LLC. SoFi Money® is offered through SoFi Securities LLC. SoFi Lending Corp., CFL #6054612. NMLS #1121636. Galileo Offering to Technisys Clients & Joint Go-To-Market Opportunities Note: Map does not show SoFi existing operations in Hong Kong 3/4 SoFi & Galileo Today Technisys Additional Geographies ● SoFi and Galileo today have a geographic presence in the U.S., Mexico, Canada, Colombia and Hong Kong ● Technisys’ existing geographic presence is strategically complementary as they serve established banks, fintech companies, non-financial brands and enterprises in North America and Latin America for an additional 11 net new geographic opportunities for Galileo ● The combination of Galileo and Technisys in one complete technology stack is expected to: ○ Unlock new customer wins to further penetrate the end markets and geographies of both companies today ○ Drive significant new revenue opportunities and synergies

10© 2022 Social Finance, Inc. Advisory services offered through SoFi Wealth LLC. SoFi Money® is offered through SoFi Securities LLC. SoFi Lending Corp., CFL #6054612. NMLS #1121636. Transaction Overview ¹ As of September 30, 2021, SoFi had approximately 895 million shares of common stock outstanding on a fully diluted basis. This figure includes common shares outstanding, unvested restricted stock units, 15.2 million SoFi Technologies warrants that were subsequently redeemed, and common stock options and Series H warrants (both as converted using the treasury stock method, closing SoFi common stock share price as of September 30, 2021, and the weighted average strike price of each respective security). Financial Consideration ● Technisys shareholders will receive aggregate consideration of approximately 84 million shares of SoFi common stock, subject to customary adjustments set forth in the merger agreement¹ ● Equity consideration valued at $1.1 billion based on the 20-day VWAP of SoFi common stock as of February 15, 2022 Expected Financial Impact ● Proposed transaction is expected to: ○ Complement the high revenue growth rate and accelerate the three-year revenue CAGR of SoFi ○ Add a cumulative $500 to $800 million of revenue through YE 2025, at high incremental margins, based on the addition of the expected base revenue of Technisys and anticipated revenue synergies of the vertically integrated capabilities ○ Deliver to SoFi a mid-teens internal rate of return on a standalone basis through 2025, with significant upside when accounting for anticipated revenue and cost synergies ○ Create approximately $75 to $85 million in cumulative cost savings from 2023 to 2025 and approximately $60 to $70 million annually thereafter based on the shift of SoFi select products to a single core and through the combined companies’ vertical integration with Galileo Business Leadership ● Technisys co-founder and CEO, Miguel Santos, will continue to run the business reporting to Galileo Chief Executive Officer, Derek White Expected Timing ● Close by Q2 2022, subject to conditions set forth in the merger agreement